INVESTOR PRESENTATION Q1 2025 Four Corners Property Trust NYSE: FCPT

APRIL 2025 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 39 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

Acquisition efforts have improved diversification Olive Garden now <34% of ABR LongHorn now <10% Top five brands now <55% Extended and upsized credit facility capacity in January 2025 $350 million revolver capacity $225 million term loan ($75 million incremental at a hedged 4.6% interest rate) >95% of total debt is now fixed rate through Q3 ’27 APRIL 2025 RECENT HIGHLIGHTS AT FCPT Achieved favorable pricing while avoiding drifting up the risk spectrum 7 consecutive years of cash rent growth >9% Cash rent CAGR of ~12% since inception Record acquisition volume in Q4 ’24 and Q1 ’25 Returned business to external growth in August 2024 Subsequently acquired 87 properties for $255 million at a 7.0% cap rate over 8 months Remained active on the ATM Raised $102 million in Q4 and $169 million in 2025 to date $254 million of unsettled equity forwards as of April 30, 2025 High collections (>99%), generally avoided problem net lease subsectors, including theaters, pharmacies, and big box retail Maintained occupancy >99% every quarter since inception Steadied investment pace in late 2024 Opportunistically raised capital for 2025 and beyond Continued diversification and growth Sidestepped credit issues impacting peers Oriented balance sheet towards future Executed acquisitions without compromises

APRIL 2025 FCPT AT 10 YEARS: FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR TODAY Annual base rent1 $94 million $244 million + $150 million (2.6x) Properties 418 1,221 + 803 (2.9x) Brands 5 162 + 157 Enterprise value $1.3 billion $4.1 billion + $2.8 billion (3.1x) We have grown our team, put in place substantial risk management and refined our acquisition and property management capabilities while improving access to capital ANNUAL BASE RENT ($ million) ENTERPRISE VALUE ($ million) Top 5 Brands as % of ABR 100% 55% - 45% Acquisition Volume (cumulative) $2.1 billion + $2.1 billion $4,065 $1,324 2015 Equity Net Debt 3.1x 2.6x Revenue Growth (cash) + 9% Growth year-over-year + 12% Average annual growth since inception - -

3 CONSERVATIVE FINANCIAL POSITION PG 22 APRIL 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 37 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25

APRIL 2025 FCPT AT A GLANCE1 1,236 leases 162 brands 7.3-year average lease term $0.44 AFFO per share (Q1)4 $265 million / 7.1% cap rate of acquisitions in 2024 $57 million / 6.7% cap rate of acquisitions in Q1 2025 99.4% occupied 1.4% average annual escalator 4.9x tenant EBITDAR coverage2 55% investment grade3 6,554 SF average asset size 30,074 average daily vehicle count $66,613 median household income 59,163 average 3-mile population $254 million unsettled forward equity $350 million undrawn revolver 4.4x net debt to adj. EBITDAre5 4.4x Fixed charge coverage 95% Fixed rate debt Baa3 / BBB (Moody’s / Fitch)

Granular Portfolio Construction Portfolio led by Darden, a premier investment grade tenant Analytical underwriting through a consistent model balanced between credit and real estate Low value at risk with average purchase price of ~$3 million APRIL 2025 FCPT’S DIFFERENTIATED APPROACH WITHIN NET LEASE Superior Capital Raising & Allocation Modulate acquisitions if cost of capital weakens Minimize fees and discounts on capital raising Long track record of conservative leverage Avoid sacrificing investment quality to increase spread. Acquisitions moderated if market conditions eliminate accretion Quality Focus on Fungible Real Estate Excellent visibility and access paired with strong demographics Target sectors are e-commerce and recession resistant Shareholders First Hyper-focused approach leads to high occupancy and lease renewal rates Industry-leading EBITDAR coverage of 4.9x Avoided problem net lease tenants Low overhead with aligned compensation Top-decile governance scores Hyper-transparent disclosure regime REPRESENTATIVE BRANDS 1 3 2 4

APRIL 2025 CONSISTENT ANNUAL ACQUISITION GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR ACQUISITION VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new acquisitions. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87 +28

APRIL 2025 PORTFOLIO BREAKDOWN 314 leases 82 leases 107 leases 22 brands 13 leases 169 leases 32 brands 116 leases Other casual dining restaurants Auto service 110 leases 39 brands Medical retail 53 leases 26 brands Other retail 1,236 Leases across 162 Brands Annual Base Rent of $243.9 million1 34% Olive Garden (vs. 74% at inception) 10% LongHorn (vs. 20% at inception) 23% Non-Restaurant Exposure (vs. 0% at inception) Other casual dining restaurants Auto service Medical retail Other retail 34% 10% 10% 11% 7% 9% 2% 3% 2 The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 28 leases 2% 29 leases 2% 2 Quick service restaurants 215 leases 37 brands 11% Quick service restaurants FCPT AT A GLANCE

APRIL 2025 GEOGRAPHICALLY DIVERSE PORTFOLIO   Lower income taxes and growing economies has accelerated a population shift toward low-cost of living states in the southeast FCPT’s portfolio is primarily suburban and located in fast-growing and diverse regions Texas and Florida, our largest states (as measured by Annual Base Rent), were among the highest in-migration states according to the 2024 U-Haul growth index2 >10% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% State Annualized Base Rent1 (%) 1.0%–2.0% <1.0% No Properties WA OR CA MT ID NV AZ UT WY CO NM TX OK KS NE SD ND MN IA MO AR LA MS AL GA FL SC TN NC IL WI MI OH IN KY WV VA PA NY ME VT NH NJ DE MD MA CT RI FCPT AT A GLANCE

APRIL 2025 LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.4%  occupied2 as of 3/31/2025 7.3 years weighted average lease term < 2.9%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date

APRIL 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 37 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 22

APRIL 2025 FCPT: THE CALM PORT IN THE VOLATILITY STORM FCPT has over $615 million of liquidity inclusive of cash, $254 million of unsettled equity forwards and a fully undrawn $350 million revolver FCPT has no near-term debt maturities and 4.4x net leverage is at its lowest level since 2018 FCPT employs a very granular acquisition approach, with an average property basis of ~$3 million, minimizing value at risk of each property investment FCPT has a proven track record of being responsive to cost of capital and modulating capital raising and deployment when necessary Defensive portfolio built on two unique pillars: Our spin-off from Darden Restaurants included a hand-picked portfolio of industry-leading brands with low rent and unprecedented 5.6x rent coverage Diversified low-rent and small building size portfolio principally comprised of restaurant, auto service, and medical retail properties FCPT is intentional about choosing resilient industries and avoiding higher-risk tenants (i.e., pharmacies, big box tenants, movie theaters, etc.) 99% of rent collected since inception, including throughout COVID FCPT is a lean company with low overhead burden and a management team aligned with shareholders

Our portfolio is primarily outparcel properties in high density retail corridors ~77% of rent featuring unique benefits structurally superior to regular-way net lease.  This include the properties with high rent coverage (Darden and Chili’s), ground leases, master leases, and investment grade guarantors or operators The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.6x) The ground lease portfolio is characterized by low rents which also typically implies high rent coverage FCPT’s investment strategy focuses on acquiring new low rent properties with above average rent coverage UNIQUE AND HIGHLY SECURE NET LEASE Average Ground Lease Rent: Average All Other Leases Rent: Average FCPT Portfolio Rent: APRIL 2025 $149 thousand $206 thousand $197 thousand FCPT COVERAGE VS PEERS1 Ground Leased $149k average rent Darden 5.6x coverage Chili’s Master Leased Other Investment Grade Leases2 High Quality Ground & Building Leases $156k average rent 77% structurally superior to regular way net lease 11% 89% 100%

APRIL 2025 FCPT’S LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT frequently has amongst the lowest upfront acquisition basis per property within net lease FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<15,000) retail properties (average FCPT building size is 6,712 SF). This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

APRIL 2025 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

APRIL 2025 FCPT TOP BRAND EXPOSURE TO MACRO UNCERTAINTY Commentary from around the industry1: Darden CFO Rajesh Vennam: “Today, as we look at our cost basket, about 80% is actually domestic-sourced… there's really only 20% that's imported. Of that, there is a portion that we could switch easily to domestic. It's just a function of the price being better we're going outside. Our supply chain team is working on strategies to kind of mitigate risk” Genuine Parts Company CEO William Stengel: “we've been prepared for this moment. Our merchandising teams around the world have done really good work to make sure that we've got a diversified global supply chain…our tariff exposure as a percent of purchases is about 7% in China and less than 5% in Mexico and Canada” Chipotle CEO Scott Boatwright: “It is our intent as we sit here today to absorb those costs... we can withstand those types of inflationary pressures and not have to pass those costs off to the consumer Taco Bell CEO Sean Tresvant noted that Yum Brands’ global supply chain would help the brand navigate any possible fallout from the tariffs imposed on imports: “If you have the right brand and are in the right markets, you can be successful”

APRIL 2025 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS Rank  Brand Name FCPT Stores % of ABR1 Total Stores Sales ($mm) Publicly Traded? 1 Olive Garden 314 33.7% 925 $5,089 DRI 2 Longhorn Steakhouse 116 9.5% 580 $2,917 DRI 3 Chili's 82 7.1% 1,209 $4,277 EAT 4 Outback Steakhouse 28 2.5% 673 $2,269 BLMN 5 Buffalo Wild Wings 29 2.4% 1,264 - - 6 Burger King 37 2.2% 7,144 $2,903 QSR 7 Cheddar's 13 2.0% 181 $2,288 DRI 8 Caliber Collision 30 1.7% 1,800 - - 9 Red Lobster 18 1.5% 540 - - 10 Bahama Breeze 10 1.4% 43 $1,285 DRI 11 KFC 33 1.3% 31,143 $35,356 YUM 12 Carrabba's 14 1.2% 210 $710 BLMN 13 BJ's Restaurant 12 1.2% 218 $1,337 BJRI 14 Whistle Express Car Wash3 9 1.2% 530 - - 15 Bob Evans 15 1.1% 436 - - 16 Oak Street Health 10 1.1% N/A - CVS 17 Christian Brothers 9 1.0% 280 - - 18 Arby's 17 0.8% 3,413 - - 19 NAPA Auto Parts 18 0.8% 6,000 $23,302 GPC 20 Texas Roadhouse 12 0.8% 657 $5,100 TXRH 21 WellNow Urgent Care4 12 0.7% 85 - - 22 Starbucks 17 0.7% 10,715 $36,121 SBUX 23 Fresenius 10 0.7% 2,500 $24,070 FSNUY 24 Taco Bell 15 0.6% 8,564 $16,505 YUM 25 AFC Urgent Care 9 0.6% 365 - - 26 Mavis 10 0.6% 900 - - 27 Verizon 12 0.6% N/A $134,788 VZ 28 Aspen Dental 10 0.6% 1,100 - - 29 Tires Plus 11 0.5% 400 - 5108-JP 30 Tire Discounters 8 0.5% 204 - - 31 Whataburger 7 0.5% 997 - - 32 National Tire & Battery 7 0.4% 400 - - 33 Chick-Fil-A 8 0.4% 2,964 - - 34 Firestone 6 0.4% 1,700 - 5108-JP 35 Riverview Health 2 0.4% 27 - - 36-162 Other 266 17.4% Total Portfolio 1,236 100% TOP 35 FCPT PORTFOLIO BRANDS1 1 2 3 4 5 6 7 8 9 1 0 11 12 13 14 1 5 16 17 18 19 2 0 21 22 24 2 5 FCPT METRICS BRAND METRICS2 FCPT is aligned with leading national brands 26 27 28 29 30 23 31 32 33 34 35

APRIL 2025 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.1% ABR exposure1 General Merchandise: 0.7% ABR exposure2 Car Washes: 1.2% ABR exposure3 FCPT HAS AVOIDED: Service Centers

APRIL 2025 DARDEN’S OUTPERFORMANCE IN THE LAST MAJOR RECESSION While casual dining is viewed as susceptible to consumer weakness during a recession, it’s important to note that during recessions there have been winners and losers within casual dining During the 2008 financial crisis, Darden’s core brands took market share from competitors and suffered minimal sales declines These restaurant brands leveraged their strong positioning and operations while others struggled to adapt to a weakening consumer environment During the Great Financial Crisis’ fallout period, Darden outperformed the restaurant industry at large. Peers saw traffic fall 6-8% on average from 2008-2009, while Olive Garden and LongHorn gained market share1 FCPT’s other core sectors, auto service and medical, are less discretionary and performed well over this period: GPC’s NAPA Auto Parts segment saw increased revenue as a percentage of overall sales, shifting from 48% in 2008 to 52% in 20092 Dialysis tenants DaVita and Fresenius exhibited strong performance in 2009, with Fresenius posting record sales during 20092 Retail clinic visits increased 4x from 2007 to 2009, with an estimated 6 million clinic visits in 2009 alone, per Health Affairs journal3 2

Darden credit default swaps Remain historically inexpensive APRIL 2025 Current ask price: 51 bps High on 3/20/20: 360 bps Average: 65 bps Low on 2/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event Darden Senior CDS Curve (5 year) Basis Points The impact of recent market volatility has not impacted the pricing or market view of Darden’s risk profile

APRIL 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 22 5 APPENDIX: OTHER PG 37

“ APRIL 2025 DEBT MATURITY SCHEDULE $ MILLIONS FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity 3.9 years No near-term debt maturities Conservative leverage Committed to maintaining conservative 5.5x–6.0x max leverage Net debt to adjusted EBITDAre ratio is 4.4x1 including undrawn net equity forwards as of 3/31/2025 Strong liquidity profile $350 million revolver availability Conservative dividend payout ratio of approximately 80% of AFFO $617 million available liquidity including cash and cash equivalents, existing forward equity sale agreements, and undrawn revolver balance Minimal floating rate exposure 95% of debt is fixed rate including the effect of interest rate hedges Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended

APRIL 2025 FCPT HAS RATCHETED DOWN LEVERAGE TO SEVEN YEAR LOWS FCPT has a stated leverage target of 5.5x-6.0x, but has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing and a focus on cost of capital During 2020, 2023 and 2024, there were periods when FCPT’s cost of equity went out of favor. FCPT did not lever up during these periods to offset our weakened cost of capital. We maintained a conservative leverage profile 2 FCPT HISTORICAL LEVERAGE1

CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 3 CONSERVATIVE FINANCIAL POSITION PG 22 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 APRIL 2025 5 APPENDIX: OTHER PG 37

FCPT Low Rent & Investment Basis Small Building, Fungible Real Estate National Brands with Strong Credit Profiles APRIL 2025 FCPT’S INVESTMENT FILTERS Our portfolio is principally leased to restaurants, auto service and medical retail tenants The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within restaurants, auto service, and medical retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

APRIL 2025 ACQUISITION AND UNDERWRITING FRAMEWORK APRIL 2025 ~50% CREDIT CRITERIA Guarantor credit and health Brand durability  Store performance Lease term and structure Location Retail corridor strength & demographics Access / visibility Absolute and relative rent Pad site and building reusability REAL ESTATE CRITERIA ~50% ACQUISITION PHILOSOPHY Acquire strong retail brands that are well located with creditworthy lease guarantors Seek to purchase assets when accretive to cost of capital with a focus on low basis  Add leading brands in resilient industries, occupying highly fungible buildings UNDERWRITING CRITERIA FCPT’s proprietary scorecard which incorporates over 25 comprehensive categories  The “score” allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

904 leases 77% of annual base rent1 FCPT seeks to acquire nationally recognized branded restaurants from premier lease guarantors located within the strongest retail corridors FCPT has increased its restaurant diversification since inception by targeting a variety of meal price-points, cuisine types, and geographies Primary focus on sustainable tenant rents with superior EBITDAR / rent coverage RESTAURANTS APRIL 2025

APRIL 2025 RESTAURANT INDUSTRY TARGETS Quick Service Lacking Drive-Thru or Dine-In Only Small Franchisees In-Line Real Estate Fast Casual Casual Dining FCPT’S CURRENT FOCUS Regional Brands FCPT pursues mature, national brands with significant scale in terms of units, revenue, and brand AUV FCPT avoids pursuing riskier high-yield dining concepts whose real estate fundamentals or credit does not match that of our core portfolio Many existing dining concepts in FCPT’s portfolio are in robust retail corridors along major highways or outparcels to big box stores or malls. These sites attract high traffic and have strong underlying demographic data FCPT prioritizes tenant credit, fungible real estate, and concept durability in its restaurant investments FCPT GENERALLY AVOIDS1 Operators with <50 units or <$75 million in revenue These features enhance traffic draw and prove attractive for re-leasing

Olive Garden HOUSTON, TX Adjacent to Willowbrook Mall and several other shopping centers, with ample parking Excellent visibility and prominent retail position along frontage of Farm to Market 1960 Road Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 100,738 Median Household Income of $64,705 To Willowbrook Mall Farm to Market 1960 Road – 34,500 Vehicles per Day Restaurants usually require retail density and robust corridors with high traffic and attractive demographics APRIL 2025 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE

169 leases 11% of annual base rent1 Principally targeting auto service centers, including collision repair and tire service leased to credit worthy operators. We have made select investments in gas stations with large format convenience stores, car wash and auto part retailers at attractive, low bases Focus is on properties that are not dependent on the internal combustion engine and will remain relevant over the longer-term with higher electric vehicle utilization Auto service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and long-term reuse potential More limited tenant relocation options due to zoning restrictions lead to high tenant renewal probability AUTO INDUSTRY APRIL 2025

APRIL 2025 AUTO SERVICE INDUSTRY TARGETS Full-Service Rental Services Dealerships & Specialty High Basis / Franchisee Car Washes & Gas Stations Tire Collision Service Centers Post-acute care FCPT targets categories in the Auto Industry that are not tied to traditional, gas-powered vehicles as the secular shift to electric vehicles takes place FCPT’s also targets properties at attractive, low bases and have avoided properties such as high-rent car washes These auto and tire service centers are similar to FCPT’s legacy portfolio: located in high-traffic corridors with good visibility and in proximity to other retailers FCPT targets categories for the long-term with high renewal probabilities High basis or small franchisee increases risk and lowers quality FCPT’S CURRENT FOCUS FCPT GENERALLY AVOIDS1

APRIL 2025 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE Discount Tire Coralville, IA Outparcel to Coral Ridge Mall, a Brookfield Properties center Hard corner and mall ring road provide plenty of vehicle traffic, access, and parking Grouped with several other quality restaurant, medical, and retail brands Robust surrounding 3-mile demographic profile1 Population of 30,330 Median Household Income of $70,852 33 Auto service centers focus greatly on visibility and convenient consumer locations To Coral Ridge Mall Coral Ridge Ave – 28,000 Vehicles per Day 2nd Ave – 26,500 Vehicles per Day

110 leases 9% of annual base rent1 MEDICAL RETAIL FCPT’s largest medical retail exposures are focused on outpatient services: urgent care, dental, primary care, veterinary care, and outpatient / ambulatory surgery centers Medical retail is e-commerce and recession resistant given its service-based nature, large customer base and favorable demographic tailwinds Operator consolidation and organic growth within medical retail is improving tenant credit and scale Medical retail is emerging as an attractive property type with services moving out of hospitals and into lower-cost, retail-centric care centers APRIL 2025

APRIL 2025 HEALTHCARE INDUSTRY TARGETS Ambulatory Surgery / Outpatient Treatment Freestanding ER Care Urgent / Dental / Veterinary Diagnostic / Imaging Clinic Primary Care Clinic FCPT GENERALLY AVOIDS1 (Pharmacy & High Accuity) Healthcare delivery occurs across a spectrum of real estate and operator cost structures FCPT target operators provide services that require in-person interaction, while having lighter asset needs and smaller physical building sizes FCPT’s medical properties are on the lower end of the acuity care spectrum FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities FCPT does not currently own Pharmacy properties. Pharmacy is established within net lease, but legacy low growth lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT Medical Retail buildings are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Pharmacy Hospital Inpatient Rehab Skilled Nursing Facilities Outpatient Rehab Home Care FCPT’S CURRENT FOCUS

W 95th Street – 31,000 Vehicles per Day APRIL 2025 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL WellNow Chicago, IL Adjacent to Walmart, Meijer, Whole Foods, Macy’s, and other major anchors Signalized hard corner provides plenty of access and exposure to vehicle traffic Grouped with several other quality restaurant, medical, and retail brands Robust surrounding 3-mile demographic profile1 Population of 231,219 Median Household Income of $65,260 36 S Western Ave – 31,000 Vehicles per Day Medical retail is increasingly integrated in core suburban retail corridors To Walmart, Meijer

APRIL 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 25 5 APPENDIX: OTHER PG 37 3 CONSERVATIVE FINANCIAL POSITION PG 22

APRIL 2025 ENVIRONMENT SOCIAL OUR TEAM GOVERNANCE SUSTAINABILITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance. For more details, see the FCPT ESG Report and policies on our website https://fcpt.com/about-us/ We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are a certified ‘Great Place to Work’ We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our Board and leadership with those of our stockholders. Four of our eight Board Directors are female and seven are independent, including our chairperson. Only independent Directors serve on the Board’s committees

APRIL 2025 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2025 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

APRIL 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

APRIL 2025 FFO & AFFO RECONCILIATION

PAGE 11 LEASE MATURITY SCHEDULE Note: Excludes renewal options. All data as of 3/31/2025 Annual cash base rent (ABR) as defined in glossary APRIL 2025 FOOTNOTES PAGE 8 CONSISTENT ANNUAL ACQUISITION GROWTH 1. Figures as of 4/30/2025 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4% PAGE 14 UNIQUE AND HIGHLY SECURE NET LEASE See glossary on page 39 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins. Peer data as of latest available public filings Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies PAGE 6 FCPT AT A GLANCE Figures as of 3/31/2025 Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 39 for definitions See glossary on page 39 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 100% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 66% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended November 2024 and the averaged last four quarters brand average margins Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies See page 39 for non-GAAP definitions, and page 41 for reconciliation of net income to AFFO See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents  PAGE 4 FCPT AT 10 YEARS: Annual Cash Base Rent (ABR) as defined in glossary PAGE 9 PORTFOLIO BREAKDOWN Represents current Annual Cash Base Rent (ABR) as of 3/31/2025 Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy PAGE 40 RECONCILIATION SCHEDULES See glossary on page 39 for non-GAAP definitions Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes PAGE 41 FFO & AFFO RECONCILIATION Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business Assumes the issuance of common shares for OP units held by non-controlling interest PAGE 18 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS Represents current Annual Cash Base Rent (ABR) as of 3/31/2025 as defined in glossary on page 39 Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody’s Source: Nation’s Restaurant Top 500 Restaurants, public filings, Placer.ai. Dash indicates private company or confidential information Driven Brands completed the sale of its U.S. car wash business (Take 5 Car Washes) to Whistle Express Car Wash on April 10, 2025 Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment PAGE 23 CONSERVATIVE FINANCIAL POLICIES Figures as of 3/31/2025 See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents PAGE 34 MEDICAL RETAIL As of 3/31/2025 PAGE 28 RESTAURANTS As of 3/31/2025 PAGE 16 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications Occupancy based on portfolio square footage PAGE 17 FCPT TOP BRAND EXPOSURE TO MACRO UNCERTAINTY Source: Public filings PAGE 29 RESTAURANT INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 31 AUTO INDUSTRY As of 3/31/2025 PAGE 32 AUTO SERVICE INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 35 MEDICAL RETAIL INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 25 FCPT HAS RATCHETED DOWN LEVERAGE TO SEVEN YEAR LOWS See page 40 for reconciliation of net income to adjusted EBITDAre and page 39 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end PAGE 19 HIGHLY SELECTIVE APPROACH TO NET LEASE Note: All data as of 3/31/2025 Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1) Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1) PAGE 10 GEOGRAPHICALLY DIVERSE PORTFOLIO Figures as of 3/31/2025 Annual Cash Base Rent (ABR) as defined in glossary Source: U-Haul growth index 2024 PAGE 15 FCPT’S LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS Source: Public filings as of 3/31/2025 PAGE 20 DARDEN’S OUTPERFORMANCE IN THE LAST MAJOR RECESSION Source: Malcolm M. Knapp, Inc., Baird Estimates Source: Public filings Source: Mehrotra, A., & Lave, J. R. (2012). Visits to retail clinics grew fourfold from 2007 to 2009, although their share of overall outpatient visits remains low. Health Affairs, 31(9), 2123–2129. https://doi.org/10.1377/hlthaff.2011.1128 PAGE 30 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE Source: Placer.AI PAGE 33 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE Source: Placer.AI PAGE 36 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL Source: Placer.AI

INVESTOR PRESENTATION Q1 2025